Exhibit 32.01

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FormCap Corp. ( the "Registrant" ) on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof ( the "Quarterly Report" ), I, Jeffrey Dashefsky, Director and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated : October 17, 2008        Signature : /s/ Jeffrey Dashefsky
                                            ---------------------
                                                Jeffrey Dashefsky
                                                Director and
                                                Chief Executive Officer